UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 13, 2009

DARA BioSciences, Inc.

(Exact name of registrant as specified in charter)

Delaware	0-19410	04-3216862
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS Employer Identification Number)

8601 Six Forks Road, Suite 160, Raleigh, North Carolina	27615-2695
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (919) 872-5578

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry Into a Material Definitive Agreement.

On October 13, 2009, DARA BioSciences, Inc. (the “Company”) entered into a Securities Purchase Agreement (the “Purchase Agreement”) with certain accredited investors in connection with a registered direct offering by the Company (the “Offering”) of 1,400,037 shares of the Company’s common stock and 700,018 warrants to purchase shares of common stock (and the shares of common stock issuable from time to time upon exercise of the warrants). In the Offering, the common stock and warrants (the “Warrants”) will be sold in units for $0.5357 per unit, with each unit consisting of one share of common stock and one-half of a warrant to purchase one share of common stock for each unit purchased.

Under the Purchase Agreement, the units were sold at a closing that was completed on October 14, 2009 for gross proceeds of $750,000.

Each Warrant will entitle the holder to purchase shares of common stock for an exercise price per share equal to $0.4732, which was the closing bid price of the Company’s common shares on the NASDAQ Capital Market on October 12, 2009. The Warrants are immediately exercisable and expire October 14, 2014.

A copy of the Purchase Agreement is attached hereto as Exhibit 10 and is incorporated herein by reference. A copy of the form of Warrant is attached hereto as Exhibit 4 and is incorporated herein by reference.

Moody Capital Solutions, Inc. (the “Placement Agent”) acted as the Company’s placement agent for the Offering. The Placement Agent did not purchase or sell any units, nor is it required to arrange the purchase or sale of any minimum number or dollar amount of units. The Placement Agent agreed to use its best efforts to arrange for the sale of all of the units being offered in the Offering. The Placement Agent will be paid a cash fee equal to eight percent of the aggregate gross proceeds from the Offering.

The shares of common stock and Warrants in the Offering are being offered by the Company pursuant to an effective shelf registration statement on Form S-3, which was initially filed with the Securities and Exchange Commission on April 9, 2008 and declared effective on April 18, 2008 (File No. 333-150150).

The foregoing summaries of the Offering, the securities to be issued in connection therewith, the Purchase Agreement and the Warrants do not purport to be complete and are qualified in their entirety by reference to the definitive transaction documents, copies of which are attached as exhibits to this Current Report on Form 8-K.

Item 8.01. Other Events.

On October 13, 2009, the Company issued a press release with respect to the Offering. A copy of the press release is attached hereto as Exhibit 99 to this report.

Item 9.01. Financial Statements and Exhibits.

Exhibits

The exhibits required to be filed as a part of this Current Report on Form 8-K are listed in the Exhibit Index attached hereto and incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DARA BioSciences, Inc.

Dated: October 14, 2009	By:	/s/ RICHARD A. FRANCO, SR.
	Name:	Richard A. Franco, Sr., R.Ph.
	Title:	President

EXHIBIT INDEX

Exhibit No.	Exhibit Description

4	Form of Warrant.

5	Opinion of K&L Gates LLP

10	Securities Purchase Agreement, dated October 13, 2009, by and between DARA BioSciences, Inc. and the purchasers signatory thereto.

99	Press Release Issued by DARA BioSciences, Inc. on October 13, 2009.